UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2023 (May 11, 2023)

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2023, Canadian Pacific Railway Company (“CPRC”), a wholly owned subsidiary of Canadian Pacific Kansas City Limited (the “Registrant”), and the Registrant, entered into a second amended and restated credit agreement dated as of May 11, 2023 (the “Second Amended and Restated Credit Agreement”) which amends and restates the amended and restated credit agreement dated as of September 27, 2019, as amended by that certain first amending agreement, dated as of April 9, 2021, second amending agreement, dated as of September 24, 2021, and third amending agreement dated as of September 29, 2021 (as so amended, the “Credit Agreement”), between CPRC, as borrower, the Registrant, as covenantor, Bank of Montreal, as administrative agent, and the various lenders party thereto.

The Second Amended and Restated Credit Agreement amends and restates the Credit Agreement to provide for, among other things, (i) an increase in the aggregate commitments under the Second Amended and Restated Credit Agreement from $1,300,000,000 to $2,200,000,000 and (ii) the extension of the 5 Year Maturity Date (as such term is defined in the Second Amended and Restated Credit Agreement) from September 27, 2026 to May 11, 2028 of the 5 Year Facility (as such term is defined in the Second Amended and Restated Credit Agreement) and the extension of the 2 Year Maturity Date (as such term is defined in the Second Amended and Restated Credit Agreement) from September 27, 2023 to May 11, 2025 of the 2 Year Facility (as such term is defined in the Second Amended and Restated Credit Agreement).

The foregoing description of the Second Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	Second Amended and Restated Credit Agreement, dated as of May 11, 2023, among Canadian Pacific Railway Company, as Borrower, Canadian Pacific Kansas City Limited, as Covenantor, Bank of Montreal, as Administrative Agent, and various Lenders party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2023

CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary